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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               December 11, 1997


                          Exigent International, Inc.
            (Exact name of registrant as specified in its charter)


        Delaware                      333-5753                  59-3379927
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                         Identification Number)

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                                1225 Evans Road
                        Melbourne, Florida   32904-2314
                                (407) 952-7550
    (Address, zip code and telephone number of principal executive offices)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     On September 15, 1997, Dean Boley resigned from the Board of Directors of Exigent International, Inc. ("Exigent") to pursue other interests. On November 20, 1997, Exigent's Board of Directors appointed Robert M. Janowiak to its Board of Directors. Mr. Janowiak is Executive Director of the International Engineering Consortium where he is involved in university research and educational programs to promote positive relationships between industry and academia. Previously, he was President of Federal Signal Corporation's Signal Group. Exigent issued a press release announcing Mr. Janowiak's appointment to the Board on December 11, 1997.

     In addition on December 11, 1997, Jeffrey Clift resigned as a director and President of Exigent and intends to pursue other business interests. Bernie Smedley, currently Exigent's Chief Executive Officer, will assume the duties as President and was appointed President by the Board of Directors on December 11, 1997. Exigent issued a press release announcing the restructuring on December 22, 1997.

     Exigent has adopted an incentive stock option plan for employees of Exigent and its subsidiaries selected by Exigent's chief executive officer (the "CEO") from time to time. The plan entitles employees who are granted options to purchase up to 240,000 Common Shares of Exigent for a period of not more than two years from the date of grant of any option at not less than the fair market value of the underlying Common Shares on the date of grant (110% of fair market value of such date if the grantee beneficially owns more than 100% of the total combined voting power of all classes of stock of Exigent and its subsidiaries). The specific term and exercise price of any option (within the parameters described above) will be determined by the CEO and set forth in each option agreement. The options are nontransferable. A copy of the plan is attached as an exhibit to this report. Contemporaneously herewith, Exigent is filing Form S-8 to register the 240,000 Common Shares underlying the options.

Item 7.   Financial Statements and Exhibits.

     (c)  The following documents are furnished as exhibits to this report:

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Exhibit                                                                  Page
 Number                     Description of Documents                    Number
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
   4       Incentive Stock Option Plan 3Q                                 4

99(i)      Press Release dated December 11, 1997 in which Exigent        10
           International, Inc. announces the appointment of Robert M.
           Janowiak to the Board of Directors.
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

(ii)       Press Release dated December 22, 1997 in which Exigent           12
           International, Inc. announces new management structure.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Exigent International, Inc.



Date: December 31, 1997             By: /s/ Don F. Riordan, Jr.
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                                        Don F. Riordan, Jr., Treasurer

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